SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )

      Filed by Registrant [x]

      Filed by a Party other than the Registrant [ ]

      Check the appropriate box:

      [X]   Preliminary Proxy Statement

      [ ]   Definitive Proxy Statement

                                WORLDWATER CORP.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                     BOARD OF DIRECTORS OF WORLDWATER CORP.
                ------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

      [X]   No fee required.

      [ ]   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and
            0-11.

            (1) Title of each class of securities to which transaction applies:

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            (2)   Aggregate number of securities to which transaction applies:

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            (3)   Per  unit  price  or other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11:(1)

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            (4)   Proposed maximum aggregate value of transaction:

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            (5)   Total Fee Paid:

- ------------------------------------------------------------------------------

            [ ]   Fee paid previously with preliminary materials:

- ------------------------------------------------------------------------------

            [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1)   Amount Previously Paid:

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            (2)   Form, Schedule or Registration Statement No:

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            (3)   Filing Party:

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            (4)   Date Filed:

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            (5)   Set forth the amount on which the filing fee is calculated and state how it was determined.

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WORLDWATER CORP.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 14, 2001

      As a stockholder of WorldWater Corp. (the "Company"), you are hereby given notice of and invited to attend in person or by proxy the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Hopewell Valley Golf Club, Hopewell, New Jersey, on June 14, 2001, at 1:00 p.m., local time, for the following purposes:

1. To elect one (1) Class 1 director to serve until the 2002 annual meeting and until her successor is elected;

2. To amend the 1999 WorldWater Corp. Incentive Stock Option Plan to increase the amount of shares of Common Stock available under the Stock Option Plan from a maximum of 2,000,000 shares to a maximum of 7,000,000 shares;

3. To approve the selection of Civale, Silvestri, Alfieri, Martin & Higgins, LLC as the Company's independent public accountant for the year 2001; and

4. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

      The Board of Directors has fixed the close of business on May 1, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting. The transfer books of the Company will not be closed.

      YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, MANAGEMENT DESIRES TO HAVE THE MAXIMUM REPRESENTATION AT THE ANNUAL MEETING AND RESPECTFULLY REQUESTS THAT YOU DATE, EXECUTE AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED STAMPED ENVELOPE FOR WHICH NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

      A proxy may be revoked by a stockholder any time prior to its use as specified in the enclosed proxy statement.

                                          By Order of the Board of Directors

                                          QUENTIN T. KELLY,
                                          Chairman and Chief
                                          Executive Officer
Pennington, New Jersey
May 10, 2001

YOUR VOTE IS IMPORTANT.
PLEASE EXECUTE AND RETURN PROMPTLY THE
ENCLOSED PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED HEREIN.

                                    Page -3-

                                WORLDWATER CORP.
                            Pennington Business Park
                                55 Route 31 South
                          Pennington, New Jersey 08534

                                   ----------

                                 PROXY STATEMENT

                                   ----------

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 14, 2001

----------

TO OUR STOCKHOLDERS:

      This Proxy Statement is furnished to stockholders of WorldWater Corp. (the "Company") for use at the Annual Meeting of Stockholders to be held at the Hopewell Valley Golf Club, Hopewell, New Jersey, on Tuesday, June 14, 2001, at 1:00 p.m., local time, or at any adjournment or adjournments thereof (the
"Annual Meeting"). The enclosed proxy is being solicited by the Board of Directors of the Company (the "Board") and is subject to revocation at any time prior to the voting of the proxy. Unless a different choice is indicated, all duly executed proxies received by the Company will be voted in accordance with the instructions set forth on the back side of the proxy card. The record of stockholders entitled to vote at the Annual Meeting was taken at the close of business on May 1, 2001 (the "Record Date"). This Proxy Statement and the enclosed proxy card are being sent or given to stockholders on or about May 10, 2001.

VOTING PROCEDURES AND REVOCABILITY OF PROXIES

      The accompanying proxy card is designed to permit each stockholder of record at the close of business on the Record Date to vote with respect to the election of one (1) Class 1 director, the amendment of the 1999 WorldWater Corp. Incentive Stock Option Plan, the selection of Civale, Silvestri, Alfieri, Martin & Higgins, LLC as the Company's independent public accountant for the year 2001 and on any other proposal properly brought before the Annual Meeting. The proxy card provides space for a stockholder to (a) vote for or against the nominee for Class 1 director, (b) vote for or against the amendment of the 1999 WorldWater Corp. Incentive Stock Option Plan, (c) vote for or against the selection of Civale, Silvestri, Alfieri, Martin & Higgins, LLC, (d) vote for or against each proposal to be considered at the Annual Meeting, or (e) abstain from voting on any proposal other than the election of directors. The election of the director will be decided by a plurality of the votes cast at the Annual Meeting by the holders of the Common Stock. For all matters, the affirmative vote of a majority of the votes present or represented by proxy and entitled to be cast at the Annual Meeting by holders of the Common Stock is required to take stockholder action.

      The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the votes entitled to be cast by all holders of the Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present, in person or by proxy, the Annual Meeting may be adjourned from time to time until a quorum is obtained. In the case of any meeting called for the election of

                                    Page -4-
directors, those who attend the second such adjourned meetings, although less than a majority, shall constitute a quorum for the purpose of electing directors. Shares as to which authority to vote has been withheld with respect to any matter brought to a vote before the stockholders will not be counted as a vote in favor of such matter.

      Abstentions and broker nonvotes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. With respect to all matters other than the election of directors, an abstention will have the same effect as a vote against any specified proposal. Stockholders are urged to sign the accompanying proxy card and return it promptly.

      When a signed proxy card is returned with choices specified with respect to voting matters, the shares represented will be voted by the proxies designated on the proxy card in accordance with the stockholder's instructions. The proxies for the stockholders are Quentin T. Kelly and Terri Lyn Harris. A stockholder wishing to name another person as his or her proxy may do so by crossing out the names of the designated proxies and inserting the name of such other person to act as his or her proxy. In that case, it will be necessary for the stockholder to sign the proxy card and deliver it to the person named as his or her proxy and for the person so named to be present and vote at the Annual Meeting. Proxy cards so marked should not be mailed to the Company.

      If a signed proxy card is returned and the stockholder has made no specifications with respect to voting matters, the shares will be voted (a) for the election of the nominee for Class 1 director , (b) for the amendment of the 1999 WorldWater Corp. Incentive Stock Option Plan, (c) for the selection of Civale, Silvestri, Alfieri, Martin & Higgins, LLC and (e) at the discretion of the proxies, on any other matter that may properly come before the Annual Meeting or any adjournment of the Annual Meeting. Valid proxies will be voted at the Annual Meeting and at any adjournment of the Annual Meeting in the manner specified.

      Any stockholder giving a proxy has the unconditional right to revoke it at any time before it is voted by any act inconsistent with the proxy, including notifying the Secretary of the Company in writing, executing a subsequent proxy or personally appearing at the Annual Meeting and casting a contrary vote. However, no revocation will be effective unless notice of such revocation has been received by the Company at or prior to the Annual Meeting.

      The total issued and outstanding shares of common stock, $.001 par value per share (the "Common Stock"), as of December 31, 2000 consisted of 32,330,811 shares.

MATTERS TO BE BROUGHT BEFORE THE MEETING

                                  PROPOSAL ONE
                          ELECTION OF CLASS 1 DIRECTOR

      One (1) director, Lange Schermerhorn, is nominated to be elected as a Class 1 director at the Annual Meeting. If elected, the Class 1 director will hold office until the 2002 annual meeting of the stockholders or until her successor is duly elected and qualified. The election of the director will be decided by a plurality of the votes entitled to be cast at the meeting by holders of Common Stock. The nominee has consented to serve if elected, but, if the nominee becomes unable to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee. Management has no reason to believe that the nominee will be unable to serve.

                                    Page -5-

      Other nominations for election to the Board may be made by the Board, or by any stockholder or shareholder representing at least ten percent (10%) of the votes which all shareholders of the Company are entitled to cast.

      Lange Schermerhorn, just-retired U.S. Ambassador to Djibouti, is an economist who has spent 30 years in the Foreign Service and has covered the globe as a senior foreign officer in such places as Brussels, where she was Deputy Chief of Mission (i.e., Deputy Ambassador), with specific emphasis on economics with reference to NATO, EU and Belgium. She has also had significant experience in Sri Lanka, Vietnam, Tehran, London and Washington D.C. Ms. Schermerhorn's education and related experience include Mt. Holyoke College (B.A. 1961), Harvard Business School, and National War College. She is fluent in French and is thoroughly knowledgeable in current matters involving East African countries, including Djibouti, Ethiopia, Somaliland, Somalia and Kenya, and knows the executive leaders of those countries as well as our U.S. Ambassadorial crew throughout that area. Ms. Schermerhorn resides in Washington D.C.

                   THE BOARD URGES STOCKHOLDERS TO VOTE "FOR"
                THE NOMINEE FOR CLASS 1 DIRECTOR SET FORTH ABOVE
        Unless Marked to the Contrary, Proxies Will be Voted For Approval

                                  PROPOSAL TWO
         AMENDMENT TO 1999 WORLDWATER CORP. INCENTIVE STOCK OPTION PLAN

      The Company's success is largely dependent upon the efforts of its key employees as well as its directors and consultants. In order to continue to attract, motivate and retain outstanding key employees, the Board of Directors believes it is essential to provide compensation incentives that are competitive with those provided by other companies. In addition, the Board of Directors believes it is important to further the identity of interests of key employees with those of the stockholders by encouraging ownership of the Company's Common Stock. Accordingly, the Board of Directors of the Company has adopted a resolution proposing an amendment to the 1999 WorldWater Corp. Incentive Stock Option Plan (the "Option Plan") that would increase the amount of shares of Common Stock available to be issued under the plan from a maximum of 2,000,000 shares to a maximum of 7,000,000 shares.

      The following is a summary of certain major provisions of the existing Option Plan:

General

      Under the Option Plan, options covering shares of Common Stock are granted to key employees and directors of, and consultants to, the Company. The options are intended to qualify either as incentive stock options ("ISOs") pursuant to
Section 422 of the Code, or will constitute nonqualified stock options ("NQSOs"). Options may be granted at any time prior to April 30, 2009. Provided the stockholders approve the amendment to the Option Plan, a maximum of 7,000,000 shares of Common Stock (subject to adjustment to prevent dilution) would be available for issuance under the Option Plan. As of April 30, 2001, 1,460,673 options have been issued under the Option Plan to eligible recipients.

Administration

      The Option Plan will continue to be administered by the Stock Option Committee, comprised of no less than two nor more than five non-employee directors (the "Stock Option Committee"). The Option Plan

                                    Page -6-
provides that the Stock Option Committee has full and final authority to select the key employees, directors and consultants to whom awards are granted, the number of shares of Common Stock with respect to each option awarded, the exercise price or prices of each option, the vesting and exercise periods of each option, whether an option may be exercised as to less than all of the Common Stock subject to the option, and such other terms and conditions of each option, if any, that are not inconsistent with the provisions of the Option Plan. In addition, subject to certain conditions, the Stock Option Committee is authorized to modify, extend or renew outstanding options. In general, the Stock Option Committee is authorized to construe, interpret and administer the Option Plan and the provisions of the options granted thereunder, prescribe and amend rules for the operation of the Option Plan and make all other determinations necessary or advisable for its implementation and administration.

Eligibility

      Eligibility to participate in the Option Plan will continue to be limited to key employees and directors of, and consultants to, the Company and its subsidiaries as determined by the Stock Option Committee.

Terms of Options and Limitations on Right to Exercise

      Under the Option Plan, the exercise price of options will not be less than the fair market value of the Common Stock on the date of grant (and not less than 110% of the fair market value in the case of an incentive stock option granted to an optionee owning 10% or more of the Common Stock of the Company). Options granted to employees, directors or consultants shall not be exercisable after the expiration of ten years from the date of grant (or five years in the case of incentive stock options granted to an optionee owning 10% or more of the Common Stock of the Company) or such earlier date determined by the Board of Directors or Stock Option Committee.

      The Option Plan permits the exercise of options by payment of the exercise price in cash or by an exchange of shares of Common Stock of the Company previously owned by the optionee, or a combination of both, in an amount equal to the aggregate exercise price for the shares subject to the option or portion thereof being exercised. The optionee is entitled to elect to pay all or a portion of the aggregate exercise price by having shares of Common Stock having a fair market value on the date of exercise equal to the aggregate exercise price withheld by the Company or sold by a broker-dealer under certain circumstances. In addition, upon the exercise of any option granted under the Option Plan, the Company, in its discretion, may make financing available to the optionee for the purchase of shares of Common Stock subject to the option on such terms as the Stock Option Committee shall approve. An option may not be exercised except (i) by the optionee, (ii) by a person who has obtained the optionee's rights under the option by will or under the laws of descent and distribution, or (iii) by a permitted transferee as contemplated by the Option Plan.

                   THE BOARD URGES STOCKHOLDERS TO VOTE "FOR"
                                  THIS PROPOSAL
        Unless Marked to the Contrary, Proxies Will Be Voted For Approval


                                    Page -7-

                                 PROPOSAL THREE
       TO APPROVE CIVALE, SILVESTRI, ALFIERI, MARTIN & HIGGINS, LLC AS THE
                             COMPANY'S INDEPENDENT
                      PUBLIC ACCOUNTANTS FOR THE YEAR 2001

      Civale, Silvestri, Alfieri, Martin & Higgins, LLC., independent certified public accountants, has been selected by the Board of Directors as the Company's independent auditor for the current fiscal year. A representative of Civale, Silvestri, Alfieri, Martin & Higgins, LLC. is expected to be present at the Annual Meeting, and will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

                 THE BOARD URGES STOCKHOLDERS TO VOTE "FOR" THIS
             PROPOSAL Unless Marked to the Contrary, Proxies Will Be
                              Voted "For" Approval.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table and notes thereto set forth certain information known to the Company with respect to the beneficial ownership of the Company's Common Stock as of April 12, 2001 by (a) the "Named Executive Officers" identified under the caption "Executive Compensation and Other Information," (b) each Director of the Company, (c) each person known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, and (d) all executive officers and Directors of the Company as a group.

                                                Amount and
                                             Nature of Beneficial     Percent of
Name and Address of Beneficial Owner (1)        Ownership(2)          Class
--------------------------------------------------------------------------------
Quentin T. Kelly .....................................   2,817,992     8.7%
George S. Mennen Rev. Trust
         William G. Mennen IV, Trustee ...............   2,030,000     6.3%
Joseph Cygler ........................................     584,300     1.8%
Rolf Hafeli ..........................................     504,978     1.6%
Dr. Martin Beyer .....................................     193,000       *%
Dr. Russell Sturzebecker .............................     146,141       *%
Dr. Davinder Sethi ...................................     100,000       *%
All executive officers and directors as a group
(10 persons) .........................................   4,830,661    14.9%

*     Less than one percent

(1) The address for each person listed is Pennington Business Park, 55 Route 31 South, Pennington, New Jersey 08534.

(2) For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of Common Stock which such person has the right to acquire within 60 days of March 31, 2001. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any security which such person or persons has or have the right to acquire within such date is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the Company believes based on information supplied by such persons, that the persons named in this table have sole voting and investment power with respect to all shares of Common Stock which they beneficially own.


                                    Page -8-

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. The Company believes that all filings required to be made by the Reporting Persons during the fiscal year ended December 31, 2000 were made on a timely basis.

MANAGEMENT

      The following table sets forth the names, ages and positions of the executive officers and directors of the Company as of March 1, 2001. Their respective backgrounds are described following the table:

NAME                      AGE           POSITION WITH THE COMPANY
---------------------     ---  --------------------------------------------

Quentin T. Kelly          66   Chairman of the Board and Chief Executive Officer
James S. Farrin           64   President and Chief Operating Office
Dr. Anand Rangarajan      51   Executive Vice President
Peter I. Ferguson         57   Vice President
Terri Lyn Harris          34   Vice President-Controller
Dr. Martin Beyer          69   Director
Joseph Cygler             65   Director
Dr. Russell Sturzebecker  83   Director
Rolf Hafeli               35   Director
Dr. Davinder Sethi        51   Director
Stephen A. Salvo          51   Secretary

      Quentin T. Kelly founded the Company in 1984 and has been Chief Executive Officer since then. Mr. Kelly was previously Director of Information Services and Assistant to the President of Westinghouse Electric Corporation from 1965 to 1971 and subsequently became President of Kelly-Jordan Enterprises, Inc., a leisure products company from 1971 to 1975, and then President of Pressurized Products, Inc., manufacturers and international marketers of specialized water systems and products, from 1976 to 1984. Mr. Kelly is an alumnus of Kenyon College. He has many years' experience in international business relating to water and power needs in the developing world. He has worked on water supply and solar power projects with governments and several of the international assistance agencies (USAID, UNDP and UNICEF), particularly in the Philippines, Lebanon, Sudan, North Africa and Sub-Saharan Africa and India.

      James S. Farrin, President and Chief Operating Officer beginning in June, 2000, (former Marketing Consultant to WorldWater Corp.), is the former President of Mennen International, Division of The Mennen Co. (Personal Care Products). Under his leadership the Division doubled sales and quadrupled profit in four years. Mr. Farrin has extensive international experience in consumer packaged goods with Fortune 500 companies.

      Dr. Anand Rangarajan, Vice President and General Manager, is a solar and water pump specialist. He has 20 years experience in all aspects of the solar electric business and has pioneered the development of


                                    Page -9-
several proprietary solar water pumping systems, products and markets. His systems have been installed in over 20 countries. He holds his Ph.D. in Engineering from University of Wisconsin.

      Peter I. Ferguson, Vice President of Administration, joined WorldWater in 1989. He previously served as a vice president and general management executive and accountant for companies in New York and New Jersey. He graduated from Rutgers University.

      Terri Lyn Harris, Vice President-Controller, joined WorldWater in 1999 after 3 years of consulting to the Company. She spent the last 10 years as the Controller for a publicly traded international manufacturing company. Ms. Harris graduated from Ursinus College with a degree in Economics and holds an MBA from Rider University.

      Dr. Martin G. Beyer was appointed a Director of the Company in 1995 and serves as Consultant -International Marketing. He was Secretary-General of the Global Consultation on Water and Sanitation, sponsored by the United Nations Development Programme and the World Bank, held in New Delhi, India in 1990 and attended by over 600 delegates from 115 countries. Previously, Dr. Beyer was Senior Advisor for Water Supply and Sanitation for UNICEF, Chairman of the United Nations Intersecretariat Group for Water Resources, Chairman of the Advisory Panel to the UNDP/World Bank global project for testing and developing of hand pumps, and Deputy Regional Director for UNICEF in the Americas. Dr. Beyer has a Ph.D. degree in Economic Geology from the University of Stockholm and speaks ten languages, including French, Spanish, German, Italian and Portuguese. He resides in Princeton, New Jersey.

      Joseph Cygler has been a Director of the Company since January 1984, and a former Vice President of Marketing and Executive Vice-President. He has been Chief Executive Officer of the CE&O Group, an organization assisting companies in operations management, since 1986. Previously he was an executive at Kepner-Tregoe, Inc., an international business consulting firm, from 1976 to 1986, an executive with Honeywell Information Systems from 1964 to 1976, and a marketing representative with International Business Machines from 1961 to 1964. Mr. Cygler has a BS in Engineering from the U.S. Military Academy at West Point.

      Dr. Russell L. Sturzebecker was appointed a Director of the Company in 1997 and serves as Consultant- International Health. He is a retired Director of Health and Education of West Chester University (Pennsylvania). He is an author and publisher of histories of World War II-Pacific Theater and of the Olympic Games. He is a retired Colonel, US Air Force, who accompanied General Douglas MacArthur's troops in the invasion of the Philippines and is a close associate of former President Fidel V. Ramos of the Philippines.

      Rolf Hafeli is the President of Hafeli Asset Management, which is based in Hirschthal, Switzerland. He is a graduate in Economics of Zurich University with an emphasis in Environmental Economics.

      Dr. Davinder Sethi is currently an independent advisor and investor in the fields of information technologies and finance, with experience spanning academia, research, business and investment banking. Previously, he served as Director and Senior Advisor to Barclays de Zoete Wedd, advising major global providers of information technologies to develop and execute corporate development opportunities. Prior to Barclays de Zoete Wedd, Dr. Sethi spent seven years at Bell Laboratories in operation research and communications network planning and seven years in corporate finance at AT&T. He holds a Ph.D. and M.S.


                                   Page -10-
in Operations Research, Economics and Statistics from the University of California, Berkeley, and is a graduate of the Executive Management Program from Penn State.

      Stephen A. Salvo is a partner in the law firm of Salvo, Russell, Fichter and Landau specializing in corporate and securities matters and is the Company's SEC counsel.

MEETING ATTENDANCE

      The business of the Company is managed under the direction of the Board. The Board meets during the Company's fiscal year to review significant developments affecting the Company and to act on matters requiring Board approval. The Board held two formal meetings and acted by unanimous written consent one time during the fiscal year ended December 31, 2000. All of the Directors attended at least 80% of the Board meetings.

COMMITTEES OF THE BOARD OF DIRECTORS

Strategic Planning Committee

Number of Members:               2

Members:                         Dr. Davinder Sethi
                                 Dr. Martin Beyer

Number of Meetings in 2000:      1

Functions:                       Establishes the Company's  production and sales
                                 goals.

                                 Makes recommendations regarding the Company's marketing efforts.

                                 Consults with international experts regarding product distribution.

Compensation and Finance Committee

Number of Members:               2

Members:                         Dr. Davinder Sethi
                                 Joseph Cygler

Number of Meetings in 2000:      1

Functions:                       Establishes  the  salaries  and bonuses for the
                                 Company's executive offices.

                                 Considers and makes recommendations on the Company's executive compensation plans.

                                 Makes   recommendations   on  grants  of  stock
                                 options.


                            Page -11-

Audit Committee

Number of Members:              2

Members:                        Joseph Cygler
                                Dr. Martin Beyer

                                Mr. Cygler and Dr. Beyer qualify as independent.

Number of Meetings in 2000:     2

A copy of the Audit Committee's report and charter is attached to this Proxy Statement as Appendix A.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

      The following table sets forth information with respect to the compensation paid by the Company to its chief executive officer and to each other executive officer of the Company who received at least $100,000 in salary and bonus during 2000 (the "Named Executive Officers").

                                                     LONG TERM
                                                     COMPENSATION
                       ANNUAL COMPENSATION (1)       AWARDS
                       -----------------------       ------

                                                     SECURITIES
NAME AND                 FISCAL                      UNDERLYING    ALL OTHER
PRINCIPAL POSITION       YEAR     SALARY    BONUS    OPTIONS (#)   COMPENSATION
------------------       ----     ------    -----    -----------   ------------

Quentin T. Kelly,        2000     $42,000    $0      300,000       $35,250 (1)

Chairman & Chief Executive
Officer

(1) Mr. Kelly did not receive his full salary during the years 1994-1999 and has accrued salary payments of which $35,250 was paid during 2000, $39,750 remains outstanding as of December 31, 2000.

      During 2000, 775,200 options to purchase shares of Common Stock were granted under the Company's stock options plans.

DIRECTOR COMPENSATION

      The Company does not pay its non-employee directors although they are eligible for and granted options to purchase shares of Common Stock.


                                   Page -12-

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Included in notes payable and long-term debt in December 31, 2000 and 1999, are amounts payable to employees, directors and their immediate relatives as follows:

                                     2000          1999
                                     --------      --------
          Directors                  $  3,000      $  4,500
          Employees                  $ 38,000      $110,645
          Immediate relatives        $      0      $ 17,000
                                     --------      --------
                   Total             $ 41,000      $132,145
                                     ========      ========

      The Company occupied space in 2000 and 1999 that is owned by its Chairman/CEO and leased this space on a month to month basis. The amount paid to the Chairman/CEO amounted to $30,000 in 2000 and 1999.

STOCKHOLDER PROPOSALS

      A proper proposal submitted by a stockholder in accordance with applicable rules and regulations for presentation at the Company's next annual meeting that is received at the Company's principal executive office by December 31, 2001 will be included in the Company's proxy statement and form of proxy for that meeting.

PERSONS MAKING THE SOLICITATION

      The enclosed proxy is solicited on behalf of the Board of Directors of the Company. The cost of soliciting proxies in the accompanying form will be paid by the Company. Officers of the Company may solicit proxies by mail, telephone or telegraph. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of the Common Stock.

OTHER MATTERS

      The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in accordance with their best judgment in the interest of the Company.

FINANCIAL STATEMENTS

      The consolidated balance sheet of the Company as of December 31, 2000, and the related consolidated statements of operations, stockholders' deficiency, and cash flows for the year ended December 31, 2000 contained on pages F1 through F22 of the Company's Annual Report on Form 10-KSB, the Management's Discussion and Analysis or Plan of Operation contained on pages 11 through 12 of such Annual Report, and the Changes in and Disagreements with Accountants on Accounting and Financial Disclosure on page 13 of such Annual Report are incorporated by reference in this Proxy Statement. The remainder of the Annual Report does not constitute a part of the proxy solicitation material.


                                   Page -13-

      THE COMPANY WILL PROVIDE, WITHOUT CHARGE, TO EACH PERSON TO WHOM A COPY OF THIS PROXY STATEMENT IS DELIVERED, UPON THE WRITTEN OR ORAL REQUEST OF SUCH PERSON AND BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB. REQUESTS SHOULD BE DIRECTED TO THE ATTENTION OF JAMES S. FARRIN, WORLDWATER CORP., PENNINGTON BUSINESS PARK, 55 ROUTE 31 SOUTH, PENNINGTON, NEW JERSEY 08534.

                                          By Order of the Board of Directors,

                                          QUENTIN T. KELLY,
                                          Chairman and Chief
May 10, 2001                           Executive Officer


                                   Page -14-

                                   APPENDIX A

                             Audit Committee Charter
                                WorldWater Corp.

o     Purpose

      The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors ("Board") in fulfilling its responsibilities to oversee management's conduct of the Company's financial reporting process, including oversight of the following:

      1. The financial reports and other financial information provided by the Company to any governmental or regulatory body, and the public or others.
      2.    The Company's system of internal  accounting and financial controls.
      3.    The annual independent audit of the Company's financial statement.
      4. The Company's interim financial statements and communications associated with this information.

      The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it shall have full and direct access to the independent auditors as well as anyone in the Company. The Board and the Audit Committee are to represent the Company's stockholders. Accordingly, the independent auditors are accountable to the Board and the Audit Committee.

o     Membership

      The Committee shall be comprised of not less than two members of the Board. The members will be appointed annually by the Board. Only independent directors will serve on the Committee. An independent director is free of any relationship that could influence his or her judgment as a Committee member. An independent director may not be associated with a major vendor to, or customer of, the Company.

All members of the Committee must be financially literate or become so within a reasonable period of time after appointment to the Committee. In addition, at least one member will have accounting or related financial management expertise.

o     General Responsibilities

      In performing its oversight responsibilities, the Committee shall do the following:

      1. The Committee provides open avenues of communication between the independent accountant and the Board of Directors.


                                   Page -15-

      2. The Committee must report Committee actions to the full Board of Directors and may make appropriate recommendations.

      3. The Committee has the power to conduct or authorize investigations into matters within the Committee's scope of responsibilities. The Committee is authorized to retain independent counsel, accountants or others it needs to assist in an investigation.

      4.    The Committee  meets in  conjunction  with each  regularly  schedule
            meeting  of  the  Board  of   Directors,   or  more   frequently  as
            circumstances require.

      5. The Committee may ask members of management or others to attend the meeting and is authorized to receive all pertinent information from management.

      6. The Committee will do whatever else the law, the Company's charter or bylaws or the Board of Directors require.

o     Key Responsibilities for Engaging Independent Accountants

      1. The Committee will select the independent accountants for company audits, subject to approval by the Board of Directors. The Committee also will review and set any fees paid to the independent accountants and review and approve dismissal of the independent accountants.

      2. The Committee will confirm and assure the independence of the independent accountant, including a review of management consulting services provided by the independent accountant and the fees paid for them.

      3. The Committee will consider, in consultation with the independent accountant the audit scope and procedural plans made by them.

      4. The Committee will listen to management and the primary independent auditor if either thinks there might be a need to engage additional auditors. The Committee will decide whether to engage an additional firm and, if so, which one.

      5. Review with the independent accountants all communications required by appropriate regulatory entities.

o Responsibilities for Reviewing the Annual External Audit and the Quarterly and Annual Financial Statements

      1. The Committee will ascertain that the independent accountant views the Board of


                                   Page -16-

            Directors as its client, that it will be available to the full Board of Directors at least annually and that it will provide the Committee with a timely analysis of significant financial reporting issues.

      2. The Committee will ask management and the independent accountant about significant risks and exposures and will assess management's steps to minimize them.

      3. The Committee will review the following with the independent accountant:

            a. The adequacy of the Company's internal controls, including computerized information system controls and security.

            b. Any significant findings and recommendations made by the independent accountant with management's responses to them.

      4. Shortly after the annual examination is completed, the Committee will review the following with management and the independent accountant:

            a.    The  Company's   annual   financial   statements  and  related
                  footnotes.

            b. The independent accountant's audit of and report on the financial statements.

            c. The auditor's qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosures and how aggressive (or conservative) the accounting principles and underlying estimates are.

            d.    Any  serious   difficulties   or  disputes   with   management
                  encountered during the course of the audit.

            e. Anything else about the audit procedures of findings that GAAS requires the auditors to discuss with the Committee.

      5. The Committee will review annual filings with the SEC and other published documents containing the company's financial statements and will consider whether the information in the filings is consistent with the information in the financial statements.

      6. The Committee will review the interim financial reports with management and the independent accountant before those interim reports are released to the public or filed with the SEC or other regulators.


                                   Page -17-

o     Business Conduct

      1.    Review and update the Committee's charter annually.

      2. Review policies and procedures covering officers' expense accounts and perquisites, including their use of corporate assets and consider the results of any review of those areas by the independent accountant.

      3. Review with the Company's general counsel and others any legal, tax, or regulatory matters that may have a material effect on the organization's operational or financial statements, compliance policies and programs and reports from regulators.

      4. Meet with the independent accountant and management in separate executive sessions to discuss any matters that these groups believes should be discussed privately with the Committee.

      5. Review transactions with the Company in which the Directors or Officers of the Company have an interest.

The Audit Committee serves in an oversight capacity and as such does not determine or provide opinions on the completeness, accuracy or adherence to generally accepted accounting principles of the Company's financial statements.


                                   Page -18-

Audit Committee's Report for 2000

The Audit Committee of the Board of Directors, comprised of two independent directors, held two meetings during the year. The Audit Committee met with the independent public accountants and management to assure that all were carrying out their respective responsibilities. The Committee reviewed the performance and fees of the independent public accountants prior to recommending their appointment, and met with them to discuss the scope and results of their audit work, including the adequacy of internal controls and the quality of the financial reporting.

The Committee discussed with the independent public accountants their judgments regarding the quality and acceptability of the Company's accounting principles, the clarity of its disclosures and the degree of aggressiveness or conservatism of its accounting principles and the underlying estimates. The Committee discussed with and received a letter from the independent public accountants confirming their independence. The independent public accountant had full access to the Committee, including regular meetings without management present. Additionally, the Committee reviewed and discussed the audited financial statements with management and recommended to the Board of Directors that these financial statements be included in the Company's Form 10-KSB filing with the Securities and Exchange Commission.

The foregoing audit committee report shall not be deemed to be "soliciting material" or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any past or future filing under the securities act or the exchange act, except to the extent the company specifically incorporates it by reference into such filing.

                                              Audit Committee

                                              Joseph Cygler
                                              Martin Beyer


                                   Page -19-

                              [FRONT OF PROXY CARD]

WORLDWATER CORP.
BOARD OF DIRECTORS PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS AT 1:00 P.M., TUESDAY, JUNE 14, 2001

      The undersigned stockholder of WorldWater Corp. (the "Company") hereby appoints Quentin T. Kelly and Terri Lyn Harris, or either of them, as proxies, each with full powers of substitution, to vote the shares of the undersigned at the above-stated Annual Meeting and at any adjournment(s) thereof:

      1. To Approve the election of the following  nominee for Class 1 director:
Lange Schermerhorn

      [ ] FOR the nominee listed above    [ ]  AGAINST the nominee listed above

      2. To Approve the proposed amendment of the 1999 WorldWater Corp. Incentive Stock Option Plan:

      [ ] FOR                     [ ] AGAINST                  [ ] ABSTAIN

      3. To Approve the proposed selection of Civale, Silvestri, Alfieri, Martin & Higgins, LLC as the Company's independent public accountants for the year 2001.

      [ ] FOR                     [ ] AGAINST                  [ ] ABSTAIN

      4. On any other business that may properly come before the meeting; hereby revoking any proxy or proxies heretofore given by the undersigned.

                        (Please sign on the reverse side)

                              [BACK OF PROXY CARD]

                          (Continued from reverse side)

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE. IF A CHOICE IS NOT INDICATED WITH RESPECT TO ITEMS (1), (2) OR (3) THIS PROXY WILL BE VOTED "FOR" SUCH ITEMS. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM (4). THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

Receipt herewith of the Company's Notice of Meeting and Proxy Statement, dated on or about May 10, 2001, is hereby acknowledged.

                        Dated:   ______________________________, 2001

                        ---------------------------------------------

                        ---------------------------------------------

                        ---------------------------------------------
                        (Signature of Stockholder(s))

                        (Joint owners must EACH sign. Please sign EXACTLY as your name(s) appear(s) on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.)

                             PLEASE SIGN, DATE AND MAIL TODAY.